Exhibit 99.1
Piper Sandler & Co. Piper Sandler & Co. Financial Services Conference November 11, 2025

CAUTION REGARDING FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that relate to future events or the future performance of the Company. Forward-looking statements are not guarantees of performance or results. These forward-looking statements are based on the current beliefs and expectations of the respective management of the Company and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed or implied in these forward-looking statements because of numerous possible uncertainties. Words like "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and similar expressions, should be considered as identifying forward-looking statements, although other phrasing may be used. Such forward-looking statements involve risks and uncertainties and may not be realized due to a variety of factors. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the reports (such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q) filed by the Company with the Securities and Exchange Commission. You should consider such factors and not place undue reliance on such forward-looking statements. No obligation is undertaken by the Company to update such forward-looking statements to reflect events or circumstances occurring after the issuance of this presentation. NON-GAAP FINANCIAL MEASURES Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables under the section titled “Non-GAAP Reconciliations.” The Company uses non-GAAP financial measures to analyze its performance. Management believes that non-GAAP financial measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company and provide meaningful comparison to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Legal Disclaimer 2

3 Overview 161-year-old institution with a strong risk profile and market position Experienced management team with a proven track record of M&A Consistently strong profitability with diversified revenue streams Balanced loan portfolio with sound asset quality Stable, low-cost core deposit franchise 1 2 3 4 5 6 Robust capital position to support growth strategy and strong dividend

• Citizens & Northern Corporation (“C&N”) is a bank holding company with assets of approximately $2.7 billion at September 30, 2025. It was founded in 1987 and has been listed on the NASDAQ since 2005. C&N’s principal subsidiary is Citizens & Northern Bank (“C&N Bank”). • On October 1, 2025, C&N completed its previously announced merger with Susquehanna Community Financial, Inc. (“Susquehanna”). Pursuant to the Agreement and Plan of Merger dated April 23, 2025, Susquehanna merged with and into C&N, and Susquehanna Community Bank merged with and into C&N Bank. At September 30,2025, Susquehanna reported total assets of $587 million, gross loans of $400 million, total deposits of $501 million and stockholders’ equity of $36 million. • Headquartered in Wellsboro, PA, C&N Bank has 35 full-service branches and 1 limited production office (LPO). C&N Bank was founded in 1864. • 23 branches in the Northern Tier of PA and Steuben County NY, including a branch in Lycoming County (Williamsport) recently acquired in the Susquehanna merger, and an LPO dedicated to commercial and other lending services in Elmira, NY. • 6 branches in the recently acquired Susquehanna PA region, including 3 in Union County, 2 in Northumberland County and 1 in Snyder County • 4 branches in Southeastern PA • In 2019, the Company acquired Monument Bancorp, Inc. ($376m assets) • In 2020, the Company acquired Covenant Financial, Inc. ($608m assets) • 2 branches in Southcentral PA • Trust services and investment and insurance products are offered through C&N’s Wealth Management Group. At September 30, 2025, trust assets under management totaled approximately $1.4 billion. • C&N’s common stock trades on the NASDAQ Capital Market Securities under the symbol CZNC. At November 4, 2025, the market capitalization was $341 million. • The closing market price on November 4, 2025 was $19.13, or 11.7X annualized earnings for the nine months ended September 30, 2025 and 124% of tangible common book value per share at September 30, 2025. Based on the quarterly dividends of $0.28 per share for each of the first 3 quarters of 2025 and the closing market price on November 4, 2025, the annualized dividend yield was 5.85%. C&N Franchise 4

Current Branch and LPO Footprint 5

6 Experienced Management Team Name Position Years of Banking Experience Years with Citizens & Northern J. Bradley Scovill President and CEO 34 10 Mark Hughes Chief Financial Officer 25 25 Alexander Balagour Chief Information Officer 12 4 Kelley Cwiklinski Chief Commercial Lending Officer 40 5 Stan Dunsmore Chief Credit Officer 41 18 Harold (Hal) Hoose Chief Revenue Officer 34 27 Glenn R. James, Esq. General Counsel and Corporate Secretary 46 2 John Reber Chief Risk Officer 33 21 Thomas L. Rudy, Jr. Chief Delivery Officer & Northern Tier Region President 25 25 Blair Rush Southeastern PA Region President 44 5 Tracy Watkins Chief Human Resources Officer 22 22 Total 356 164 • At October 31, 2025, total Board and Management Ownership of C&N is approximately 4.5%.

7 Current Strategic Focus •Target business segments we know and understand •Integrate C&N relationship model for the benefit of established Susquehanna market team •Blending digital with personal/physical access Relationship Banking Model •Delivering results from cloud migration and API integrations across systems. •Expanded Salesforce ecosystem to CRM, case management, project management and digital account opening. •Deploying AI-powered tools to improve operational efficiency. Technology-Driven Business Transformation •Ongoing Board refreshment, including addition of Christian Trate from Susquehanna and Susan Hartley’s recent retirement due to health issues •Recent additions from Susquehanna of EVP and Strategic Advisor and Region President Leadership, Management and Board Development •Further deployment of strong capital base •Organic growth •Multiple business lines •Opportunistic M&A – Banks and Wealth Growth Strategy •Strategic investing in people, new markets and technology •Expansion of scale with Susquehanna acquisition provides opportunity for potentially significant earnings growth while sustaining solid risk profile •Position the stock to be fairly valued through growth in EPS, dividends and share repurchases Shareholder Value

SUSQUEHANNA COMMUNITY BANK – STRATEGIC ACQUISITION IN CENTRAL PA

Transaction Overview
- Closed October 1, 2025
- Exchange ratio: **0.80 C&N shares per Susquehanna share**
- **~2.273M** C&N shares issued
- Susquehanna shareholders own **~13%** of combined company
- Transaction value: **~$44.6M**

Susquehanna Financial Snapshot
- Total Assets: **$587M**
- Gross Loans: **$400M**
- Deposits: **$501M**
- Stockholders' Equity: **$36M**

(Unaudited, as of 9/30/25)

Leadership Integration
- **Christian C. Trate** – Appointed to Boards of C&N and C&N Bank
- **David S. Runk** – Former CEO; joins as **EVP & Strategic Advisor**
- **Jeffrey G. Hollenbach** – Former President & COO; joins as **EVP & Region President**

Financial Impact
- **~17% EPS accretion** in FY 2026 & 2027
- **7.9% TBV dilution** at close; earn-back in **~2.75 years**
- **Capital Ratios (Pro Forma)**
  - TCE / Assets: **7.8%**
  - Tier 1 Capital: **11.5%**
  - Total RBC: **13.5%**
  - Leverage Ratio: **8.9%**

(Pro Forma, Announced 4/23/25)

Status
- Business combination accounting & fair-value adjustments in process
- Full system integration to be completed in Q4 2025

8

Enhanced go-to-market capabilities: • Treasury Management products and services • C&I lending • Digital Channels • Direct digital marketing, onboarding and communications • Employee workflow automation 9 Susquehanna Market Opportunity and Execution Scalability Tech and Ops Scalability • Asset size increased 22% • All FTE staff increased 12% • Tech staff increased 9% • Incremental increase in OpEx • No new capital investment in core IT infrastructure Built-in capacity for additional 100% AUM increase

10 Summary Statistics September 30, 2025 (Unaudited) Total Assets $2,664 Million Net Loans $1,922 Million Total Deposits $2,166 Million Total Loans / Total Deposits 89.8% Uninsured and Uncollateralized Deposits / Total Deposits 23.7% Tangible Common Equity1 $239.7 Million Tang. Common Equity / Tang. Assets1 9.18% Tier 1 Risk Based Capital Ratio 13.50% Total Risk Based Capital Ratio 16.01% Allowance for Credit Losses (ACL) / Total Loans 1.21% NPAs2 / Assets 1.02% Nonowner Occupied CRE / Tier 1 Capital Plus ACL1 250.9% For the Nine Months Ended September 30, 2025: Annualized Return on Average Assets (ROAA) - GAAP 0.97% Adjusted ROAA, Excluding Merger-Related Expenses – Non-GAAP 1.02% Annualized Return on Average Equity (ROAE) - GAAP 8.94% Adjusted ROAE, Excluding Merger-Related Expenses – Non-GAAP 9.34% Annualized Return on Average Tangible Common Equity (ROATCE)1 11.06% Adjusted Annualized ROATCE, Excluding Merger-related Expenses – Non-GAAP 11.56% Efficiency Ratio1 65.66% Earnings Per Share (EPS) - GAAP $1.22 Adjusted EPS, Excluding Merger-Related Expenses – Non-GAAP $1.28 Book Value Per Share $18.93 Tangible Book Value Per Share1 $15.43 ¹ See reconciliation of certain GAAP to Non-GAAP reconciliations ² Defined as non-accrual loans + all loans that are 90 days past due + OREO

11 Strong Historical Profitability Net Income ($M) Efficiency Ratio (%) ROAA (%) Net Interest Margin (%) 1) Annualized 2) Reference GAAP to Non GAAP reconciliation pages in appendix 3) YTD 9/2025 information is unaudited Non-GAAP GAAP Adjusted2 Non-GAAP GAAP Adjusted2 62.48% 69.51% 68.04% 65.66% 2022Y 2023Y 2024Y YTD 9/2025¹ 3.77% 3.47% 3.30% 3.51% 2022Y 2023Y 2024Y YTD 9/2025 $26.6 $24.1 $26.0 $25.4 $25.3 $26.4 2022Y 2023Y 2024Y YTD 9/2025¹ 1.12% 0.98% 1.00% 0.97% 1.03% 1.02% 2022Y 2023Y 2024Y YTD 9/2025¹

12 Pre-tax Pre-provision Net Revenue Minus Net Charge-Offs 1) YTD 9/2025 information is unaudited and annualized PPNR – Net Charge-Offs ($M) $36.6 $33.2 $33.3 $38.6 2022Y 2023Y 2024Y YTD 9/2025¹

13 Net Interest Margin Trend (Unaudited) Net Interest Margin (%) 3.29% 3.30% 3.38% 3.52% 3.62% 2024 Q3 2024 Q4 2025 Q1 2025 Q2 2025 Q3

14 Average Loan Yield and Deposit Cost (Unaudited) 1) Noninterest-bearing and interest-bearing deposits are included in the calculation of average deposit cost. 6.08% 6.07% 6.03% 6.07% 6.14% 1.99% 1.98% 1.89% 1.78% 1.76% 2024 Q3 2024 Q4 2025 Q1 2025 Q2 2025 Q3 1.00% 1.50% 2.00% 2.50% 3.00% 4.60% 5.10% 5.60% 6.10% 6.60% 2024 Q3 2024 Q4 2025 Q1 2025 Q2 2025 Q3 Average Deposit Cost (%) Average Loan Yield (%) Total Yield on Loans Total Deposit Cost

15 Diversified Revenue: Meaningful Contribution of Fee Income 1) Annualized returns on tax-exempt securities and loans are presented on a fully taxable-equivalent basis using a 21% marginal income tax rate. Increase in cash surrender value of life insurance for 2023 excludes enhancement fee of $2.1 million. Reference GAAP to non-GAAP reconciliation in the Appendix. 2) Noninterest income is unaudited and annualized for purposes of the ratio for the 9 months ended September 30, 2025. Dollars in Thousands For the Year Ended, Nine Months Ended 2022Y 2023Y 2024Y Sept. 30, 2025 Trust Revenue 6,994 7,413 7,928 6,125 Brokerage and Insurance Revenue 2,291 1,675 2,271 1,542 Service Charge on Deposit Accounts 5,019 5,567 5,867 4,333 Interchange Revenue from Debit Card Transactions 4,148 4,160 4,276 3,391 Net Gains from Sales of Loans 757 723 1,158 925 Loan Servicing Fees, Net 960 602 649 418 Increase in Cash Surrender Value of Life Insurance (1) 545 603 1,830 1,400 Other Noninterest Income 3,698 4,610 5,230 4,320 Total Noninterest Income, Excluding Realized Gains and Losses on Securities and Income from BOLI Enhancement (1) 24,412 25,353 29,209 22,454 Total: Net Interest Income (1) 84,354 81,319 79,934 64,029 Plus: Noninterest Income, Excluding Realized Gains 24,412 25,353 29,209 22,454 Operating Revenue 108,766 106,672 109,143 86,483 Total Noninterest Income, As Adjusted / Operating Revenue (%) 22.44% 23.77% 26.76% 25.96% Total Noninterest Income, As Adjusted / Average Assets (%) 1.03% 1.03% 1.13% 1.15%

$1,998 $2,015 $2,094 $2,166 2022Y 2023Y 2024Y 2025Q3¹ 16 Targeted Balance Sheet Growth Total Assets ($M) Total Deposits ($M) Total Loans and Leases ($M) Total Equity ($M) CAGR2 : 3.0% 1) 2025Q3 information is unaudited 2) CAGR calculated from 2022Y to 2025Q3 CAGR2 : 4.1% CAGR2 : 3.0% CAGR2 : 6.2% $2,454 $2,516 $2,611 $2,664 2022Y 2023Y 2024Y 2025Q3¹ $1,740 $1,848 $1,896 $1,945 2022Y 2023Y 2024Y 2025Q3¹ $249 $262 $275 $294 2022Y 2023Y 2024Y 2025Q3¹

Office (1) 24% Industrial 18% Retail 18% Hotels 15% Mixed Use 13% Other 13% Nonowner occupied 34% Multi-family 7% 1-4 family - commercial purpose 11% Owner occupied 18% C&I 8% Commericial lines of credit 9% Political subdivisions 5% Commercial construction and land 7% Other commercial loans 1% CRE - Nonowner occupied 39% CRE - Owner occupied 13% All other commercial loans 23% Residential mortgage loans 21% Consumer loans 4% • Diversified strategy across lending products and geographies • Relationship based lending strategy with strong credit culture • MRQ fully taxable-equivalent yield on loans of 6.14% 17 Diversified Lending Strategy & Portfolio Composition (Unaudited) 2025Q3 Gross Loans: $1,945M 2025Q3 Commercial Loans: $1,475M 2025Q3 Nonowner Occupied CRE: $497M

18 Consistent and Well Covered Asset Quality Metrics 1) Reference nonperforming assets detail page in appendix 2) YTD 9/2025 information is unaudited NPAs / Assets (%) Allowance for Credit Losses / Total Loans (%) NCOs / Avg. Loans (%) Provision for Credit Losses / NCOs (%) 1.04 0.75 0.92 1.02 2022Y 2023Y 2024Y YTD 9/2025 0.26 0.01 0.09 0.05 2022Y 2023Y 2024Y YTD 9/2025 174 285 152 569 2022Y 2023Y 2024Y YTD 9/2025 0.95 1.04 1.06 1.21 2022Y 2023Y 2024Y YTD 9/2025

MMDA & Savings 27.0% Interest-Bearing Demand 26.2% Noninterest-Bearing Demand 23.5% Time < $250k 14.3% Jumbo Time 8.8% Brokered 0.2% 19 Strong Core Deposit Base (Unaudited) • Total deposits excluding time and brokered of $1.66B, which represents 76.6% of total deposits • 1.76% cost of total deposits in three months ended September 30, 2025 • Noninterest-bearing deposits were $509M, and represent 23.5% of total deposits 2025Q3 Total Deposits: $2,166M (Dollars in Thousands) 9/30/2025 Deposits Type Balance % Total MMDA & Savings $584,061 27.0% Interest-Bearing Demand $566,696 26.2% Noninterest-Bearing Demand $508,475 23.5% Time < $250k $310,038 14.3% Jumbo Time $191,461 8.8% Brokered $5,004 0.2% Total Deposits $2,165,735 100.0%

Holding Company Capital Ratios

TCE / TA (%)


8.1
8.4
8.6
9.2
2022Y
2023Y
2024Y
2025Q3[1]

Leverage Ratio (%)


10.1
9.9
9.8
10.2
2022Y
2023Y
2024Y
2025Q3[1]

Tier 1 Capital Ratio (%)


13.4
13.3
13.6
13.5
2022Y
2023Y
2024Y
2025Q3[1]

Total RBC Ratio (%)


15.7
15.7
16.0
16.0
2022Y
2023Y
2024Y
2025Q3[1]

1) 2025Q3 information is unaudited

20

21 Bank Level Capital Ratios Tier 1 Capital Ratio (%) Leverage Ratio (%) Total RBC Ratio (%) 1) 2025Q3 information is unaudited 13.7 13.8 14.1 14.0 2022Y 2023Y 2024Y 2025Q3¹ 10.4 10.3 10.2 10.6 2022Y 2023Y 2024Y 2025Q3¹ 14.7 14.9 15.2 15.2 2022Y 2023Y 2024Y 2025Q3¹

Thank You 22

Appendix 23

• J. Bradley Scovill - Mr. Scovill has served as President and Chief Executive Officer of the Corporation and Citizens & Northern Bank (the “Bank”) since March 2, 2015. Prior to joining the Corporation and Bank, Mr. Scovill most recently served as President and Chief Operating Officer of Kish Bancorp, Inc. and Kish Bank headquartered in Belleville, Pennsylvania, where he was an executive for more than five (5) years. Prior to Kish, Mr. Scovill held various executive management positions with both PNC Bank and Sterling Financial Corporation, headquartered in Lancaster, Pennsylvania. Mr. Scovill received a Bachelor of Science degree in Finance from The Pennsylvania State University. • Mark Hughes - Mr. Hughes serves as Treasurer of the Corporation and Executive Vice President and Chief Financial Officer of the Bank. Mr. Hughes served as Interim President and Chief Executive Officer of the Corporation and Bank from August 12, 2014 through March 1, 2015. Effective March 2, 2015, Mr. Hughes resigned from the positions of Interim President and Chief Executive Officer of the Corporation and Bank and was appointed to the positions he had formerly held as Treasurer of the Corporation since November 2000 and Executive Vice President and Chief Financial Officer of the Bank since August 2000. Mr. Hughes is a CPA licensed in Pennsylvania. Mr. Hughes received a Bachelor of Arts degree in Accounting from Lycoming College. • Alexander Balagour - Mr. Balagour has served as Executive Vice President and Chief Information Officer of the Bank since May 2021. Prior to joining the Bank, Mr. Balagour most recently served as the Chief Information Officer at Customers Bank in Reading, PA, where he led the organization through the transformation of their sales and lending technology, data analytics and customer experience. Mr. Balagour received a Bachelor of Science degree in Computer Science from Arcadia University, where he earned the Sigma Zeta Award in Computer Science, given to the top-graduating student for academic excellence. He went on to receive his Executive Masters in Technology Management from Wharton School and School of Engineering from the University of Pennsylvania. • Kelley Cwiklinski - Executive Vice President and Chief Commercial Lending Officer of the Bank since February 2023; formerly Senior Vice President and Director of Commercial Lending since January 2021. Prior to becoming Director of Commercial Lending, Ms. Cwiklinski was a Regional Commercial Lending Executive for the Bank since July 2020 through the acquisition of Covenant Bank. Prior to joining C&N, Ms. Cwiklinski was Executive Vice President and Chief Lending Officer of Covenant Bank from January 2015 through June 2020. Ms. Cwiklinski began her banking career in 1985 and had various commercial lending and credit-related positions prior to joining Covenant Bank. Ms. Cwiklinski is a graduate of Mercer Community College with an Associates Degree in Business Administration. 24 Executive Officer Biographies

• Stan Dunsmore - Mr. Dunsmore has served as Executive Vice President and Chief Credit Officer of the Bank since January 2015. Previously, Mr. Dunsmore served as Vice President and Commercial Loan Sales Officer of the Bank since May 2007. Prior to the May 2007 acquisition of Citizens Trust Company by Citizens & Northern Bank, Mr. Dunsmore served as Vice President and Chief Lending Officer of Citizens Trust Company since 1995. Mr. Dunsmore received a Bachelor of Science degree in Management Science from Lock Haven University of Pennsylvania. • Harold (Hal) Hoose - Executive Vice President and Chief Revenue Officer of the Bank since February 2021; formerly Executive Vice President and Director of Lending of the Bank since March of 2005. Prior to becoming the Director of Lending, Mr. Hoose was a regional commercial relationship manager for C&N since August of 1997. Prior to that, Mr. Hoose began his banking career in 1990 as a management trainee with Commonwealth Bank (Williamsport PA) and moved to the credit/lending area of the bank in April 1993. Mr. Hoose received his Bachelor of Science degree from Mansfield University and completed the Graduate School of Banking at the University of Colorado. • Glenn R. James, Esq. - Executive Vice President, General Counsel and Corporate Secretary of the Bank since June 2023. Prior to joining the Bank, Mr. James was a Director, Executive Vice President, and General Counsel of Noah Bank (Elkins Park PA). Prior to that Mr. James served, successively, as a financial services industry partner in the firms of KPMG, Grant Thornton LLP, ParenteBeard LLC, and BDO USA. Mr. James took a bachelor’s degree in business administration from Temple University and a Juris Doctorem degree from the Villanova University School of Law. • John Reber - Executive Vice President and Chief Risk Management Officer of the Bank since February 2021; formerly Executive Vice President and Director of Risk Management of the Bank since January 2011; formerly Vice President and Director of Risk Management of the Bank since June 2004. Prior to joining C&N, Mr. Reber held various staff and management positions in credit, lending and risk management with SunBank, headquartered in Lewisburg, Pennsylvania. Mr. Reber received a Bachelor of Science degree in Finance from Bloomsburg University of Pennsylvania. • Thomas L. Rudy, Jr. - Executive Vice President, Chief Delivery Officer and Region President of the Bank since February 2021; formerly Executive Vice President and Director of Branch Delivery of the Bank since February 2004; President of C&N Financial Services, LLC since January 2000; President of Bucktail Life Insurance Company since May 2018. Mr. Rudy received a Bachelor of Science degree in Finance from The Pennsylvania State University and is a graduate of the ABA Graduate School of Banking at the Wharton School, University of Pennsylvania. 25 Executive Officer Biographies

• Blair Rush - Executive Vice President and Southeast Region President of the Bank since February 2021; formerly Southeast Region President of the Bank since July 2020 with the acquisition of Covenant Bank. Prior to his employment with C&N, Mr. Rush most recently served as President & Chief Operating Officer of Covenant Bank since April 2016. Prior to this time, he was the Eastern Region President with National Penn Bank. He joined National Penn through their acquisition of FirstService Bank in February 2003, where he was an Executive Vice President and was one of four original officers of the de novo FirstService Bank. Prior to FirstService Bank, Blair was a Vice President with CoreStates and Bucks County Bank where he started his forty-year banking career. Blair is a graduate of Delaware Valley College with a Bachelor of Science degree in Business Administration and the Pennsylvania Bankers Association’s Central Atlantic Advanced School of Banking. • Tracy Watkins - Ms. Watkins has served as Executive Vice President and Chief Human Resources Officer of the Bank since February 2021; formerly, Executive Vice President and Director of Human Resources of the Bank since January 2018; formerly Vice President and Director of Human Resources of the Bank since 2010, and HRIS (Human Resources Information System) & Employee Relations Manager since 2005 after joining Citizens & Northern Bank in 2003. Ms. Watkins holds a B.S. in English/Secondary Education from Juniata College, a Certificate from The Institute for Paralegal Training in Philadelphia, PA and is a Graduate of the PBA Advanced School of Banking and The Graduate School of Banking Human Resource Management School as well as being a Certified Employee Benefit Specialist (CEBS – RPA, GBA) and Senior Professional in Human Resources (SPHR). 26 Executive Officer Biographies

Strong Presence in Legacy Markets Support Our Continued Expansion

Total Deposits ($000) As of June 30, 2025 (Unaudited) Region	C&N Deposits (1)	% of Total C&N Deposits	Total Market Deposits	C&N Market Share
Northern Tier	1,660,082	62.94%	7,869,215	21.10%
Susquehanna PA	488,078	18.51%	4,026,401	12.12%
Southeastern PA	441,607	16.74%	41,991,056	1.05%
Southcentral PA	47,622	1.81%	27,200,806	0.18%
	2,637,389	**100.00%**	**81,087,478**	**3.25%**
Northern Tier				
Steuben County, NY	79,746	3.02%	1,492,331	5.34%
Bradford County, PA	549,237	20.83%	1,570,717	34.97%
Cameron County, PA	34,321	1.30%	93,477	36.72%
Lycoming County, PA	326,163	12.37%	3,061,102	10.66%
Potter County, PA	84,788	3.21%	310,049	27.35%
Sullivan County, PA	118,482	4.49%	173,886	68.14%
Tioga County, PA	467,345	17.72%	1,167,653	40.02%
	1,660,082	**62.94%**	**7,869,215**	**21.10%**
Susquehanna PA				
Northumberland Cty	106,796	4.05%	1,660,680	6.43%
Snyder County	27,961	1.06%	1,156,187	2.42%
Union County	353,321	13.40%	1,209,534	29.21%
	488,078	**18.51%**	4,026,401	**12.12%**
Southeastern PA				
Bucks County	428,680	16.25%	25,495,835	1.68%
Chester County	12,927	0.49%	16,495,221	0.08%
	441,607	**16.74%**	**41,991,056**	**1.05%**
Southcentral PA				
Lancaster County	15,463	0.59%	17,665,841	0.09%
York County	32,159	1.22%	9,534,965	0.34%
	47,622	**1.81%**	**27,200,806**	**0.18%**



Southeastern PA 17%
Southcentral PA 2%
Susquehanna PA 18%
Northern Tier 63%

1) Includes Susquehanna Community Bank deposits

Source: FDIC Summary of Deposits; data as of June 30, 2025

27

28 Consolidated Balance Sheet Data At September 30, 2022 2023 2024 2025 (2) Assets ($000) Cash and Due from Banks 55,048 56,878 126,174 123,090 Available-for-sale Debt Securities 498,033 415,755 402,380 415,313 Total Cash & Securities 553,081 472,633 528,554 538,403 Gross Loans Held for Investment 1,740,040 1,848,139 1,895,848 1,945,107 Allowance for Credit Losses (16,615) (19,208) (20,035) (23,474) Total Net Loans 1,723,425 1,828,931 1,875,813 1,921,633 Bank-owned Life Insurance 31,214 63,674 51,214 52,614 Bank Premises and Equipment, Net 21,574 21,632 21,338 21,055 Foreclosed Assets Held for Sale (OREO) 275 478 181 402 Deferred Tax Asset, Net 20,884 17,441 19,098 16,759 Goodwill and Core Deposit Intangibles, Net 55,382 54,974 54,585 54,267 Total Other Assets 48,472 55,821 59,870 58,900 Total Assets 2,454,307 2,515,584 2,610,653 2,664,033 3 3 Liabilities ($000) Non-Interest Bearing 563,843 490,554 486,566 508,475 Interest Bearing 1,433,750 1,524,252 1,607,343 1,657,260 Total Deposits 1,997,593 2,014,806 2,093,909 2,165,735 FHLB Borrowings and Repurchase Agreements 142,409 172,011 167,939 134,383 Senior and Subordinated Debt 39,372 39,548 39,730 39,871 Total Other Liabilities 25,608 26,638 33,791 30,085 Total Liabilities 2,204,982 2,253,003 2,335,369 2,370,074 Equity ($000) Equity, Excluding AOCI (1) 299,203 300,818 312,045 319,985 AOCI (1) (49,878) (38,437) (36,761) (26,026) Total Equity 249,325 262,381 275,284 293,959 Total Liabilities and Equity 2,454,307 2,515,384 2,610,653 2,664,033 (1) Accumulated Other Comprehensive Income (Loss) (2) September 30, 2025 information is unaudited At December 31,

29 Consolidated Income Statement Data For the Year Ended December 31, 9 Months Ended 2022 2023 2024 September 30, 2025 (1) Net Interest Income 83,128 80,400 79,115 63,380 Provision for Credit Losses 7,255 186 2,195 4,753 Trust Revenue 6,994 7,413 7,928 6,125 Brokerage and Insurance Revenue 2,291 1,675 2,271 1,542 Service Charges on Deposit Accounts 5,019 5,567 5,867 4,333 Interchange Revenue from Debit Card Transactions 4,148 4,160 4,276 3,391 Net Gains from Sale of Loans 757 723 1,158 925 Loan Servicing Fees, Net 960 602 649 418 Increase in Cash Surrender Value of Life Insurance 545 603 1,830 1,400 Other Noninterest Income 3,698 4,610 5,230 4,320 Total Noninterest Income, Excluding Income from Enhancement on Purchase of Bank-Owned Life Insurance and Realized Gain (Loss) on Securities 24,412 25,353 29,209 22,454 Compensation & Benefits 41,833 44,195 44,930 34,119 Total Noninterest Expense, Excluding Merger-Related Expenses 67,955 74,148 74,258 56,781 Realized Gain (Loss) on Securities 20 (3,036) - - Income from Enhancement on Purchase of Bank-Owned Life Insurance - 2,100 - - Merger-Related Expenses - - - 1,049 Income Before Income Tax Provision 32,350 30,483 31,871 23,251 Income Tax Provision 5,732 6,335 5,913 4,290 Net Income 26,618 24,148 25,958 18,961 (1) September 30, 2025 information is unaudited

30 Net Interest Margin Trend (Unaudited) Net Interest Margin Trends (Dollars in Thousands) 3 Months 3 Months 3 Months 3 Months 3 Months Ended Rate of Ended Rate of Ended Rate of Ended Rate of Ended Rate of 9/30/2024 9/30/2024 Return/ 12/31/2024 12/31/2024 Return/ 3/31/2025 3/31/2025 Return/ 6/30/2025 6/30/2025 Return/ 9/30/2025 3/31/2023 Return/ Average Quarterly Cost of Average Quarterly Cost of Average Quarterly Cost of Average Quarterly Cost of Average Quarterly Cost of Balance Inc/Exp Funds % Balance Inc/Exp Funds % Balance Inc/Exp Funds % Balance Inc/Exp Funds % Balance Inc/Exp Funds % Average total earning assets and net interest income under U.S. GAAP $2,461,191 $20,156 3.26% $2,491,384 $20,473 3.27% $2,419,806 $19,975 3.35% $2,432,500 $21,142 3.49% $2,462,776 $22,263 3.59% Add: Fully taxable-equivalent (FTE) adjustment on tax-exempt securities 66 69 75 79 81 Add: Fully taxable-equivalent (FTE) adjustment on tax-exempt loans 139 148 136 141 137 Net Interest Margin, FTE $2,461,191 $20,361 3.29% $2,491,384 $20,690 3.30% $2,419,806 $20,186 3.38% $2,432,500 $21,362 3.52% $2,462,776 $22,481 3.62%

Average Loan Yield and Deposit Cost Details (Unaudited)

Average Loan Yield and Deposit Cost
(Dollars in Thousands)

	3 Months Ended 9/30/2024 Average Balance	9/30/2024 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %	3 Months Ended 12/31/2024 Average Balance	12/31/2024 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %	3 Months Ended 3/31/2025 Average Balance	3/31/2025 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %	3 Months Ended 6/30/2025 Average Balance	6/30/2025 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %	3 Months Ended 9/30/2025 Average Balance	9/30/2025 Quarterly Inc/Exp	Rate of Return/ Cost of Funds %
Interest and fees on loans under U.S. GAAP	$1,888,470	$28,709	6.05%	$1,893,172	$28,751	6.04%	$1,899,433	$28,095	6.00%	$1,901,420	$28,653	6.04%	$1,926,231	$29,675	6.11%
Add: Fully taxable-equivalent (FTE) adjustment on tax-exempt loans		139			148			136			141			137	
Total Interest and fees on loans, FTE equivalent	**$1,888,470**	**$28,848**	**6.08%**	**$1,893,172**	**$28,899**	**6.07%**	**$1,899,433**	**$28,231**	**6.03%**	**$1,901,420**	**$28,794**	**6.07%**	**$1,926,231**	**$29,812**	**6.14%**
Total interest-bearing deposits	$1,583,795	$10,412	2.62%	$1,630,608	$10,583	2.58%	$1,584,578	$9,592	2.45%	$1,591,572	$9,284	2.34%	$1,615,406	$9,456	2.32%
Noninterest-bearing Demand deposits	500,859	0		496,161	0		476,604	0		498,169	0		510,802	0	
Total deposits	**$2,084,654**	**$10,412**	**1.99%**	**$2,126,769**	**$10,583**	**1.98%**	**$2,061,182**	**$9,592**	**1.89%**	**$2,089,741**	**$9,284**	**1.78%**	**$2,126,208**	**$9,456**	**1.76%**

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Investment Portfolio Characteristics as of September 30, 2025 32 Securities Portfolio (Unaudited) 1) Municipal portfolio credit quality information is summarized based on amortized cost values. Ratings are assigned to each security based on the lowest enhanced or underlying rating from Moody’s, S&P or Fitch. • Book Value: $449.1 Million • Market Value $415.3 Million • 100% of portfolio is available-for-sale and investment grade Composite Quality (%) Current AAA or Prerefunded 19% AA 73% A 8% NR Municipal Portfolio Characteristics as of September 30, 2025 1 Agency MBS - Residential 37% Municipal 34% Agency MBS - Commercial 16% Bank Holding Company Debt Securities 6% US Treasuries and Agencies 4% Private Label Commercial CMBS & CLOs 3%

Securities Portfolio, continued

The composition of the available-for-sale debt securities portfolio at September 30, 2025, December 31, 2024 and December 31, 2023 is as follows:

(Dollars In Thousands)	September 30, 2025 (b)		December 31, 2024		December 31, 2023	
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Obligations of the U.S. Treasury	$ 8,052	$ 7,429	$ 8,067	$ 7,118	$ 12,325	$ 11,290
Obligations of U.S. Government agencies	9,436	8,670	10,154	9,025	11,119	9,946
Bank holding company debt securities	28,963	26,291	28,958	25,246	28,952	23,500
Obligations of states and political subdivisions:						
Tax-exempt	105,922	97,528	111,995	101,302	113,464	104,199
Taxable	50,373	43,862	51,147	42,506	58,720	50,111
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:						
Residential pass-through securities	107,771	101,935	104,378	94,414	105,549	95,405
Residential collateralized mortgage obligations	54,678	52,420	53,389	49,894	50,212	46,462
Commercial mortgage-backed securities	72,433	65,697	73,470	64,501	76,412	66,682
Private label commercial mortgage-backed securities	3,471	3,471	8,365	8,374	8,215	8,160
Asset-backed securities, collateralized loan obligations	8,000	8,010	0	0	0	0
Total Available-for-Sale Debt Securities	$ 449,099	$ 415,313	$ 449,923	$ 402,380	$ 464,968	$ 415,755
Aggregate Unrealized (Loss) Gain		$ (33,786)		$ (47,543)		$(49,213)
Aggregate Unrealized (Loss) Gain as a % of Amortized Cost		(7.5)%		(10.6)%		(10.6) %

(a) There was no allowance for credit losses on available-for-sale debt securities at September 30, 2025.

(b) September 30, 2025 information is unaudited.

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34 Interest Rate Risk Profile (Unaudited) Citizens & Northern uses a simulation model to calculate the potential effects of interest rate fluctuations on net interest income and the economic value of portfolio equity. The projected results include the impact of estimates, at each level of interest rate change, regarding cash flows from principal repayments on loans and mortgage-backed securities and call activity on other investment securities. Actual results could vary significantly from these estimates, which could result in significant differences in the calculations of projected changes in net interest income and economic value of equity. The results based on September 30, 2025 data show that sensitivities are within policy limits.

35 Liquidity Information (Unaudited) (Dollars In Thousands) Available Credit Facilities Outstanding Available Sept. 30, Dec. 31, Sept. 30, Dec. 31, 2025 2024 2025 2024 Federal Home Loan Bank of Pittsburgh $155,881 $188,692 $802,213 $749,999 Federal Reserve Bank Discount Window 0 0 25,228 18,093 Other correspondent banks 0 0 75,000 75,000 Total credit facilities $155,881 $188,692 $902,441 $843,092 Uninsured Deposits Information Sept. 30, Dec. 31, 2025 2024 Total Deposits - C&N Bank $2,184,401 $2,111,547 Estimated Total Uninsured Deposits 696,542 632,804 Portion of Uninsured Deposits that are Collateralized 178,525 161,958 Uninsured and Uncollateralized Deposits 518,017 470,846 Uninsured and Uncollateralized Deposits as a % of Total Deposits 23.7% 22.3% Available Funding from Credit Facilities $902,441 $843,092 Fair Value of Available-for-sale Debt Securities in Excess of Pledging Obligations 244,348 236,945 Highly Liquid Available Funding $1,146,789 $1,080,037 Highly Liquid Available Funding as a % of Uninsured Deposits 164.6% 170.7% Highly Liquid Available Funding as a % of Uninsured and Uncollateralized Deposits 221.4% 229.4%

36 Nonperforming Assets Detail At September 30, ($000s) 2022 2023 2024 2025 (1) Nonperforming Assets: Nonaccrual Loans $23,085 $15,177 $23,842 $25,762 Total Loans Past due 90 days or More and Still Accruing 2,237 3,190 119 1,025 Total Nonperforming Loans 25,322 18,367 23,961 26,787 Foreclosed Assets Held for Sale (real estate) 275 478 181 402 Total Nonperforming Assets $25,597 $18,845 $24,142 $27,189 Total Nonperforming Loans as a % of Loans 1.46% 0.99% 1.26% 1.38% Total Nonperforming Assets as a % of Assets 1.04% 0.75% 0.92% 1.02% (1) September 30, 2025 information is unaudited At December 31,

37 Nonowner Occupied CRE Loan Summary – September 30, 2025 (Unaudited) 1) Approximately 5% of the 9/30/2025 balance represents loans collateralized by property located in Philadelphia County. % of (Dollars in Thousands) 9/30/2025 Nonowner % of Loan Type Balance Occupied CRE Total Loans Office (1) 117,046 23.5% 6.0% Industrial 89,953 18.1% 4.6% Retail 88,328 17.8% 4.5% Hotels 72,776 14.6% 3.7% Mixed Use 62,872 12.6% 3.2% Other 66,320 13.3% 3.4% Nonowner Occupied CRE Loans $497,295 Total Gross Loans $1,945,107

38 Reconciliation of GAAP to Non-GAAP Measure 1) Income tax has been allocated based on a marginal income tax rate of 21%. The effect on the income tax provision is adjusted for the estimated nondeductible portion of merger expenses. Note: ROAA, ROAE and ROATCE shown on an annualized basis Nine Months Ended 9/30/2025 ($000s) 2022 2023 2024 (Unaudited) Income Before Taxes (GAAP) $32,350 $30,483 $31,871 $23,251 Less: Income Tax Provision ($5,732) ($6,335) ($5,913) ($4,290) Net Income (GAAP) $26,618 $24,148 $25,958 $18,961 GAAP Diluted Earnings Per Share $1.71 $1.57 $1.69 $1.22 GAAP Return on Average Assets (ROAA) 1.12% 0.98% 1.00% 0.97% GAAP Return on Average Equity (ROAE) 10.04% 9.72% 9.76% 8.94% Return on Average Tangible Common Equity (ROATCE) 12.71% 12.49% 12.30% 11.06% Plus: Merger Related Expenses (1) $0 $0 $0 $850 Less: Income from Enhancement on Purchase of Bank-Owned Life Insurance (BOLI) $0 ($2,100) $0 $0 Plus: Tax Charge Related to Surrender of BOLI $0 $950 $0 $0 Net Loss (Gain) on Available-for-Sale Debt Securities (1) ($18) $2,398 $0 $0 Adjusted Net Income (Non-GAAP) $26,600 $25,396 $25,958 $19,811 Adjusted diluted earnings per common share (Non-GAAP) $1.71 $1.65 $1.69 $1.28 Adjusted net income, as calculated above $26,600 $25,396 $25,958 $19,811 Average Assets 2,372,788 2,462,856 2,583,106 2,597,668 Average Equity 265,093 248,494 265,884 282,928 Average Intangibles 55,599 55,176 54,778 54,424 Adjusted ROAA (Non-GAAP) 1.12% 1.03% 1.00% 1.02% Adjusted ROAE (Non-GAAP) 10.03% 10.22% 9.76% 9.34% Adjusted ROATCE (Non-GAAP) 12.70% 13.14% 12.30% 11.56% For the Year Ended December 31,

39 Nine Months Ended 9/30/2025 ($000s) 2022 2023 2024 (Unaudited) Net Income (GAAP) $26,618 $24,148 $25,958 $18,961 Plus: Provision for income taxes 5,732 6,335 5,913 4,290 Plus Provision for credit losses 7,255 186 2,195 4,753 Plus: Merger-Related expenses 0 0 0 1,049 Plus: fully taxable-equivalent interest income adjustment from tax-exempt securities 720 388 271 235 Plus: fully taxable-equivalent interest income adjustment from tax-exempt loans 506 531 548 414 Less: Income from Enhancement on Purchase of Bank-Owned Life Insurance (BOLI) 0 (2,100) 0 0 Plus: Tax Charge Related to Surrender of BOLI 0 950 0 0 Net Loss (Gain) on Available-for-Sale Debt Securities (20) 3,036 0 0 Pre-Tax, Pre-Provision Net Revenue (PPNR) (Non-GAAP) $40,811 $33,474 $34,885 $29,702 Less: Net Charge-Offs (4,177) (264) (1,603) (733) PPNR - Net Charge-Offs (Non-GAAP) $36,634 $33,210 $33,282 $28,969 For the Year Ended December 31, Reconciliation of GAAP to Non-GAAP Measure

40 Reconciliation of GAAP to Non-GAAP Measure 1) Annualized returns on tax-exempt securities and loans are presented on a fully taxable-equivalent basis using a 21% marginal income tax rate. Nine Months Ended 9/30/2025 ($000s) 2022 2023 2024 (Unaudited) Total Noninterest Expense $67,955 $74,148 $74,258 $57,830 Less: Merger-Related Expenses $0 $0 $0 ($1,049) Operating Expense $67,955 $74,148 $74,258 $56,781 Net Interest Income, GAAP Basis $83,128 $80,400 $79,115 $63,380 Add: fully taxable-equivalent interest income adjustment from tax-exempt securities $720 $388 $271 $235 Add: fully taxable-equivalent interest income adjustment from tax-exempt loans $506 $531 $548 $414 Total Net Interest Income, FTE Basis (2) $84,354 $81,319 $79,934 $64,029 Plus: Noninterest Income, Excluding Income from Enhancement on Purchase of Bank-Owned Life Insurance and Realized Gain (Loss) on Securities $24,412 $25,353 $29,209 $22,454 Operating Revenue $108,766 $106,672 $109,143 $86,483 Efficiency Ratio 62.48% 69.51% 68.04% 65.66% For the Year Ended December 31,

Reconciliation of GAAP to Non-GAAP Measure

Holding Company Tangible Common Equity (Dollars in Thousands)	12/31/2022	12/31/2023	12/31/2024	9/30/2025 (Unaudited)
Stockholders' Equity (GAAP)	$249,325	$262,381	$275,284	$293,959
Less: Intangible Assets	55,382	54,974	54,585	54,267
Tangible Common Equity (Non-GAAP)	**$193,943**	**$207,407**	**$220,699**	**$239,692**
Total Number of Shares Outstanding	15,518,819	15,295,135	15,433,494	15,531,700
Tangible Book Value Per Share	**$12.50**	**$13.56**	**$14.30**	**$15.43**

Holding Company Tangible Assets ($000)	12/31/2022	12/31/2023	12/31/2024	9/30/2025 (Unaudited)
Assets (GAAP)	$2,454,307	$2,515,584	$2,610,653	$2,664,033
Less: Intangible Assets	55,382	54,974	54,585	54,267
Tangible Assets (Non-GAAP)	**$2,398,925**	**$2,460,610**	**$2,556,068**	**$2,609,766**
Tangible Common Equity/Tangible Assets (Non-GAAP)	**8.08%**	**8.43%**	**8.63%**	**9.18%**

C&N Bank Nonowner Occupied CRE Ratio (Regulatory Definition) (Dollars in Thousands)	12/31/2022	12/31/2023	12/31/2024	9/30/2025 (Unaudited)
Nonowner Occupied CRE Loans	$461,350	$510,531	$476,217	$503,447
Construction and Land Loans	104,540	141,522	125,821	134,714
Multifamily Loans	55,886	65,223	106,399	110,175
Total Nonowner Occupied CRE Loans (Non-GAAP)	**$621,776**	**$717,276**	**$708,437**	**$748,336**
Tier 1 Capital	$248,744	$255,409	$267,231	$274,781
Allowance for Credit Losses (ACL)	16,615	19,208	20,035	23,474
Total Tier 1 Capital Plus ACL	**$265,359**	**$274,617**	**$287,266**	**$298,255**
Nonowner Occupied CRE/Tier 1 Capital Plus ACL	**234.3%**	**261.2%**	**246.6%**	**250.9%**

41